UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

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FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

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Date of Report (Date of earliest event reported): September 10, 2014 (September 9, 2014)

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MOCON, INC.

(Exact name of registrant as specified in its charter)

Minnesota	000-09273	41-0903312
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

7500 Mendelssohn Avenue North Minneapolis, MN	55428
(Address of Principal Executive Offices)	(Zip Code)

(763) 493-6370

(Registrant's telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐     Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐     Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐     Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐     Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

On September 10, 2014, MOCON, Inc. (“MOCON”) issued a press release announcing the retirement of Darrell Lee and his resignation as Chief Financial Officer effective as of October 5, 2014, and the appointment of Elissa Lindsoe as the new Chief Financial Officer, effective as of October 6, 2014.

On September 9, 2014, MOCON entered into a Confidential Separation and Release Agreement (the “Separation Agreement”) with Darrell Lee, in which MOCON and Mr. Lee mutually agreed that Mr. Lee will resign as MOCON’s Chief Financial Officer effective October 5, 2014 but will remain as an employee of MOCON through October 31, 2014 (the “Separation Date”).

Pursuant to the Separation Agreement, MOCON will continue to pay Mr. Lee his salary through the Separation Date and following the Separation Date, MOCON will make a one-time payment to Mr. Lee of $107,325 and will pay to Mr. Lee his accrued and unused paid-time-off and vacation as of the Separation Date. In addition, following the Separation Date, MOCON will sell to Mr. Lee the vehicle that MOCON made available to Mr. Lee. Under the Separation Agreement, Mr. Lee is providing an irrevocable release and waiver of claims against MOCON.

In connection with Mr. Lee’s retirement and resignation as Chief Financial Officer of MOCON, MOCON entered into an employee offer letter, dated August 28, 2014, with Elissa Lindsoe. The Offer Letter provides for among other things: (i) a starting annual salary of $240,000, (ii) a one-time start bonus of $10,000, and (iii) the ability to participate in MOCON’s Incentive Pay Plan with a minimum payout for 2014 of $30,000. In addition MOCON will grant a special one-time option for 5,000 shares that will vest in full on December 31, 2014.

Ms. Lindsoe has over 20 years of financial experience. During the 5 years prior to joining MOCON, Ms. Lindsoe was Chief Financial Officer at Galil Medical Ltd., a private equity owned medical device manufacturing firm serving the interventional oncology and urology market places where she oversaw all finance, accounting, human resources, IT, supply chain management, customer service, field service, and manufacturing activities. Prior to Galil, Ms. Lindsoe served as Chief Financial Officer at two publicly traded companies including Urologix, Inc. a medical device manufacturing firm serving the urology market and Identix Incorporated, who merged with identification-technology company Viisage to form L-1 Identity Solutions in August 2006. From 1997 to 2004, Ms. Lindsoe was at Secure Computing Corporation, a publicly traded security software company that was acquired by McAfee Inc. in 2009; her latest position at Secure was Vice President and Treasurer. Between 1990 and 1997, Ms. Lindsoe held various positions with increasing responsibility at MVE, Inc. and Honeywell, Inc. Ms. Lindsoe earned a Bachelor of Accounting degree from the University of Minnesota, Duluth.

It is anticipated that MOCON and Ms. Lindsoe also will enter into MOCON’s standard Severance Agreement. The Severance Agreement, will provide, among other things, the immediate vesting of all stock options then held by MOCON’s named executive officers upon the completion of a change in control of MOCON and also provide for a severance payment upon the termination of their employment with MOCON under certain circumstances, including in connection with or within 24 months of a change in control of MOCON. This severance payment is structured as a lump sum cash payment that is equal to the highest annual salary that the executive had in effect prior to the date of termination in the case of a termination of the executive that is not made in connection with (or within 24 months of) a change in control and is not for “cause.”

If MOCON (or any successor organization) terminate the executive’s employment or the executive voluntarily terminates his or her employment for “good reason” in connection with (or at any time within 24 months following) a change in control and the termination is for any reason other than for “cause,” the severance payment is structured as a lump sum payment that is equal to twice the highest annual salary that the executive had in effect prior to the date of termination less any compensation paid to the executive for service after the change in control, although such reduction cannot reduce the amount of the severance payment below an amount equal to the highest annual salary that the executive had in effect prior to the date of termination.

The foregoing summaries of the Separation Agreement with Mr. Lee and the Offer Letter and Severance Agreement with Ms. Lindsoe do not purport to be complete and are qualified in their entirety by reference to the actual or form of agreements which are included as Exhibits 10.1, 10.2 and 10.3, respectively, to this report and are incorporated herein by this reference.

Item 7.01     Regulation FD Disclosure.

MOCON issued a press release announcing the retirement of Mr. Lee and the election of Ms. Lindsoe. A copy of this press release is attached hereto as Exhibit 99.1.

The information contained in this Item 7.01 and Exhibit 99.1 to this report shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liability of that section, and shall not be incorporated by reference into any filings made by MOCON under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended, except as may be expressly set forth by specific reference in such filing.

Item 9.01     Financial Statements and Exhibits.

(d)     Exhibits.

Exhibit No.	Description
10.1	Confidential Separation and Release Agreement effective as of September 9, 2014 between MOCON, Inc. and Darrell Lee (filed herewith)

10.2	Offer Letter, dated August 28, 2014, by and between MOCON, Inc. and Elissa Lindsoe (filed herewith)

10.3	Form of Executive Severance Agreement (incorporated by reference to Exhibit 10.11 to our Annual Report on Form 10-K for the fiscal year ended December 31, 2007 (File No. 000-09273))

99.1	Press Release issued September 10, 2014 (furnished herewith)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MOCON, INC.

Dated: September 10, 2014	By:	/s/ Robert L. Demorest
Robert L. Demorest
Chief Executive Officer and President

MOCON, INC.

CURRENT REPORT ON FORM 8-K

Exhibit Index

Exhibit No.	Description	Method of Filing

10.1	Confidential Separation and Release Agreement effective as of September 9, 2014 between MOCON, Inc. and Darrell Lee	Filed herewith.

10.2	Offer Letter, dated August 28, 2014, by and between MOCON, Inc. and Elissa Lindsoe	Filed herewith.

10.3	Form of Executive Severance Agreement	Incorporated by reference to Exhibit 10.11 to our Annual Report on Form 10-K for the fiscal year ended December 31, 2007 (File No. 000-09273)

99.1	Press Release issued September 10, 2014	Furnished herewith